Exhibit 10.46

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE OF PAGES
				V	1	2
2. AMENDMENT/MODIFICATION NO		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00004		10/03/2011	see schedule
6. ISSUED BY	CODE	W911QY	7. ADMINISTERED BY (If other than item 6)	CODE	SCN01A
NATICK CONTRACTING DIVISION 64 Thomas Johnson Drive Frederick MD 21702-4300			DCMA AMERICAS (CANADA) 275 BANK ST. SUITE 200 OTTAWA, ONT. CNK2P-2L6

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) TEKMIRA PHARMACEUTICALS CORPORATION			X	9A. AMENDMENT OF SOLICITATION NO.
8900 GLENLYON PKY SUITE 100 BURNABY V5J 5J8				9B. DATED (SEE ITEM 11)
			X	10A. MOD. OF CONTRACT/ORDER NO. W9113M-10-C-0057
			X	10B. DATED (SEE ITEM 13)
CODE 49WU1		FACILITY CODE		Jul 14, 2010
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer			☐ is extended ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN
REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See SCHEDULE

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

X			C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual Agreement of Both Parties
D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

See Attached Summary of Changes.

Except as provided herein, all terms and conditions ofthe document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
15B. CONTRACTOR/OFFEROR		15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

		Oct 4 2011	BY	5 Oct 11
(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540·01- 152-8070 PREVIOUS EDITION UNUSABLE	30-105-04	STANDARD FORM 30 (Rev. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

W9113M-10-C-0057
(soconnell24)

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

A. Pursuant to mutual agreement between both parties, the following changes are made to CLIN 0001 to add an additional study (Cytotoxicity in Vitro Study) to satisfy FDA questions regarding Tekmira's therapeutic candidate. Additionally, the issued by organization of this contract has changed as shown below. This modificatio11 incorporates, by reference, the Contractors change proposal dated 6 Sep 2011 thereby effecting these changes.

1.	SECTION A - SOLICITATION/CONTRACT FORM

The total cost of this contract was increased by $40,418.57 from $34,747,879.00 to $34,788,297.57.

2.	The 'issued by' organization has changed from USASMDC/ARSTRAT SMDC-RDC-EB 64 THOMAS JOHNSON DRIVE FREDERICK MD 21702-4300 to NATICK CONTRACTING DIVISION 64 THOMAS JOHNSON DR FREDERICK MD 21702-4300

3.	SECTION B - SUPPLIES OR SERVICES AND PRICES

The following changes are made to CLIN 0001

CLIN 0001
The target cost has increased by $[***]from $[***] to $[***] . The target profit/fee has increased by $[***] from $[***] to $[***].
The minimum profit fee has increased by $[***] from $[***] to $[***]. The maximum profit fee has increased by $[***] from $[***] to $[***].
The total cost of this line item has increased by $40,418.57 from $34,747,879.00 to $34,788,297.57

4.  The following is added to page 7 of the Contractor's SOW, dated 22 Mar 2010, Section J.

Attachment 1:

4.2.3.4  Other Studies
4.2.3.4.1.  Conduct cytotoxicity in vitro study and complete draft report.

B.   The parties hereto specifically agree that the changes effected by this modification constitute both the consideration and the equitable adjustment due under any clause of this contract resulting from 11- incorporation of the proposal.

C.   All other terms and conditions of this contract remain the same and in full force and effect.

(End of Summary of Changes)